Other Disclosures	12 Months Ended
Aug. 31, 2018
Other Disclosures [Abstract]
Other Disclosures
19	Other Disclosures

Defined contribution pension plans

The company maintains separate defined contribution pension plans for certain eligible employees. These plans, which are accounted for on an accrual basis, are summarized as follows:

•	Canadian defined contribution pension plan

The company maintains a plan for certain eligible employees residing in Canada, under which the company may elect to match the employees' contributions up to a maximum of 4% of an employee's gross salary. Cash contributions to this plan and expenses for the years ended August 31, 2016, 2017 and 2018, amounted to $1,374,000, $1,571,000 and $1,610,000 respectively.

•	US defined contribution pension plan (401K plan)

The company maintains a 401K plan for eligible employees residing in the U.S. Under this plan, the company must contribute an amount equal to 3% of an employee's current compensation. In addition, eligible employees may contribute up to the lesser of 1% of eligible compensation or the statutorily prescribed annual limit to the 401K plan. The 401K plan permits but does not require the company to make additional matching contributions to the 401K plan on behalf of the eligible participants, subject to a maximum of 50% of the first 6% of the participant's current compensation subject to certain legislated maximum contribution limits. During the years ended August 31, 2016, 2017 and 2018, the company recorded cash contributions and expenses totaling $622,000, $630,000 and $591,000 respectively.